                                                                      Exhibit 10
                                                                      ----------



                              EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT is made as of this 16th day of April, 1998, between Envirogen, Inc., a Delaware corporation ("Envirogen"), and Robert S. Hillas (the "Executive").


                                    Recitals
                                    --------

     Envirogen desires to employ the Executive as its Chairman, President and Chief Executive Officer and the Executive desires to accept such employment, all in accordance with the terms and conditions of this Agreement.

                                   Agreement
                                   ---------

     Now, therefore, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.   EMPLOYMENT.

     A.   Agreement.  Envirogen hereby agrees to employ the Executive, and the
          ---------
Executive hereby agrees to serve Envirogen, all on the terms and conditions set forth herein.

     B.   Expiration Date.  The employment of the Executive by Envirogen shall
          ---------------
be for the period commencing on April 16, 1998 and expiring on April 15, 2001 (the "Expiration Date"), unless such employment shall have been extended or sooner terminated as hereinafter set forth. On the Expiration Date, the Agreement shall be renewed automatically for successive terms of one year each unless either party hereto shall have given notice to the other party at least three months prior to the end of the then current Expiration Date that the Agreement shall not be renewed. Upon each such automatic renewal, the Expiration Date shall become the first anniversary of the last Expiration Date then in effect. As used herein, the term "Contract Year" means the twelve-month period beginning April 15 of each year this Agreement is in effect.

2. POSITION AND DUTIES. The Executive shall serve in the capacity or capacities and have the duties of the President and Chief Executive Officer of Envirogen, as such duties are set forth in the bylaws of Envirogen, and shall report to, be accountable to and subject to the supervision of, and shall also have such other powers, duties and responsibilities as may from time to time be prescribed by, the Board of Directors of Envirogen, provided that such other duties and responsibilities are not inconsistent with the Executive's position and those duties set forth herein and in the bylaws of Envirogen. The Executive shall also serve as Chairman of Envirogen so long as he shall be a member of the Board of Directors of Envirogen. Envirogen shall use its reasonable efforts to cause Executive to be elected a member of the Board of Directors during the period this Agreement is in effect, but the failure of the stockholders of Envirogen to elect the Executive a member of the Board of Directors of Envirogen shall not constitute a breach of this Agreement by Envirogen.

     The Executive shall perform and discharge, faithfully, diligently and to the best of his ability, such duties and responsibilities. The Executive shall not accept a position on the Board of Directors of any company other than Envirogen or a subsidiary thereof without the prior consent of the Board of Directors of Envirogen; provided that Executive may continue to serve on the boards of (i) Nexcycle, Inc., United States Filter Corporation, and ATMI, Inc. throughout his term of employment and (ii) Transition Systems, Inc. and Health Vision through the expiration of his current term as a Director at such
companies.    Subject to the time devoted to the foregoing companies, the
Executive shall devote substantially all his working time and efforts to the business and affairs of Envirogen and its subsidiaries and affiliates.

     The Executive represents to Envirogen that on the date hereof he is not party to any agreement which conflicts with his obligations hereunder and that he will not become party to any such agreement.

3.   COMPENSATION

     A.   Salary; Initial Stock Options.  During the term of his employment
          -----------------------------
hereunder, the Executive shall receive a Base Salary at the initial annual rate of $250,000. Such initial Base Salary shall be subject to annual review by the Board of Directors of Envirogen and to increase, but not decrease, by the Board of Directors of Envirogen upon prior recommendation of the Executive Compensation and Stock Option Committee thereof. Base Salary shall be payable in substantially equal bi-weekly installments, less any amounts required to be withheld under applicable law. In the event that, during the term hereof, Envirogen shall determine to make salary payments to its executives at intervals other than bi-weekly, Envirogen may adjust the intervals at which it makes payments of Base Salary hereunder to such intervals as are consistent with the intervals at which other executives of Envirogen are then compensated. Except as otherwise provided in this Agreement, the Base Salary shall be pro-rated for
any period of service less than a full Contract Year.   On the commencement
of employment, the Executive shall receive incentive stock options and non-qualified stock options to purchase an aggregate of 500,000 shares of common stock of Envirogen on the terms set forth in the option agreements attached hereto (the number of options to be incentive stock options being the maximum number permitted under Section 422(d) of the Internal Revenue Code taking into account a five (5) year vesting schedule for all of the options).

     B.   Bonuses; Stock Options.  The Executive will be eligible to receive an
          ----------------------
annual incentive bonus for each fiscal year of Envirogen this Agreement is in effect. For fiscal years beginning after December 31, 1998, such bonus shall be based upon the attainment of corporate and individual performance goals fixed by the Board of Directors of Envirogen upon the prior recommendation, formulated after consultation with management, of the Executive Compensation and Stock Option Committee thereof. Such performance goals and potential levels of bonus shall be reviewed annually thereafter by such committee, after consultation with management, and, upon its recommendation, the Board. The Executive will also be eligible to receive grants of stock options under such stock option plans of Envirogen as are in effect from time to time in such amounts, and on such terms, as the committee or committees administering such plans may fix and determine.

     C.   Expenses.  During the term of his employment hereunder, the Executive
          --------
shall be entitled to receive prompt reimbursement for all reasonable business expenses incurred by him on behalf of Envirogen (in accordance with the policies and procedures established by the Board of Directors of Envirogen from time to time for Envirogen's senior executive officers) in performing services hereunder, provided that the Executive properly accounts therefor in accordance with requirements for federal income tax deductibility and Envirogen's policies and procedures.

     D.   Fringe Benefits.  During the term of his employment hereunder, the
          ---------------
Executive shall be entitled to participate in or receive such benefits as other executives and key employees of Envirogen are entitled to receive from time to time, including but not limited to life insurance, health and accident plans, retirement programs or other arrangements made generally available by Envirogen to its executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Nothing herein shall preclude Envirogen, during the term hereof, from amending, modifying or eliminating any such benefits so long as any such changes apply consistently to all executives and key employees of Envirogen.

     E.   Vacations.  During the term of his employment hereunder, the Executive
          ---------
shall be entitled to twenty (20) paid vacation days in each Contract Year (pro rated for any partial Contract Year this Agreement shall be in effect), and shall also be entitled to all paid holidays given by Envirogen to its employees generally. Vacation days allotted in any Contract Year and not used in such Contract Year shall expire if not used by July 31 of the immediately following Contract Year.

4. CONFIDENTIALITY; UNAUTHORIZED DISCLOSURE. During the term hereof and for the 30 month period following the Expiration Date, the Executive shall not, without the written consent of the Board of Directors of Envirogen or a person duly authorized thereby, disclose to any person, other than an employee or professional adviser of Envirogen or other person to whom disclosure is in the reasonable judgment of the Executive necessary or appropriate in connection with the performance by the Executive of his duties as an executive officer of Envirogen, any information obtained by him while in the employ of Envirogen which he knows is not generally known to the public or to Envirogen's competitors by lawful means and the disclosure of which he knows or, in the exercise of reasonable care, should know may be damaging to, or otherwise adverse to the interests of, Envirogen; provided, however, that such information
                                        --------  -------
shall not include any information known generally to the public, known generally within Envirogen's industry (other than as a result of unauthorized disclosure by the Executive), or provided to the Executive by a source other than Envirogen or its agents (other than in breach of an obligation of confidentiality of that source to Envirogen); and provided, further, that the Executive's duties under
                          --------  -------
this Section 4 shall not extend to any disclosures that may be required by law in connection with any judicial or administrative proceeding or inquiry.

5.   CONFLICT OF INTEREST.

     A.   Pre-Termination.  During the term of the Executive's employment
          ---------------
hereunder, the Executive shall devote all of his working time to the furtherance of Envirogen's interests as is provided in, and subject to the provisions of,
Section 2 hereof, and the Executive shall not directly or indirectly (a) own, manage, operate, control or participate in any manner in the ownership, management, operation or control of, or be connected as an officer, employee, partner, director, principal, consultant, agent or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of, any business, venture or activity which is engaged, anywhere in (i) the 50 states of the United States, (ii) all of the provinces of Canada, and (iii) any other jurisdiction in which Envirogen derived in excess of $250,000 in revenues during the period this Agreement was in effect, in any business which is directly competitive with any principal line of business of Envirogen or any of its subsidiaries or Affiliates (as hereinafter defined), or (b) recruit or otherwise seek to induce any employees of Envirogen or any of its subsidiaries to terminate their employment or violate any agreement with or duty to Envirogen or any of its subsidiaries or affiliates; provided, however, that the Executive may
                                       --------  -------
own, as a passive investor, securities which represent no more than (A) ten percent (10%) of the equity of a company described in clause (a) of this sentence, and (B) any amount less than that which would confer control, alone or together with others with whom the Executive is acting in concert, of any other company. As used herein, the term "Affiliate" shall mean any company controlling, controlled by, or under common control with, Envirogen.

     B.   Post-Termination.  In addition to the provisions of Section 4 hereof,
          ----------------
for a period of two (2) years following termination of this Agreement for any reason, the Executive shall not, directly or indirectly, (i) call on, solicit, divert or take away, for the benefit of any competitor of Envirogen, any of the customers, business or patrons of Envirogen, or (ii) offer employment to, or solicit the employment of, any management level employee of Envirogen.

6.   TERMINATION.

     A.   Death.  The Executive's employment hereunder shall terminate upon his
          -----
death.

     B.   Incapacity.  If in the reasonable judgment of the Board of Directors
          ----------
of Envirogen, as a result of the Executive's incapacity due to physical or mental illness or otherwise, the Executive shall for three consecutive months during the term of this Agreement have been unable to perform in all material respects all of his duties hereunder on a full-time basis after taking into account such accommodation for any physical or mental illness as may be required by law, Envirogen may terminate the Executive's employment hereunder by notice to the Executive.

     C.   Cause.  Envirogen may terminate the Executive's employment hereunder
          -----
for Cause. For the purposes of this Agreement, Envirogen shall have "Cause" to terminate the Executive's employment hereunder upon the Executive's (i) material failure, refusal or neglect to perform and discharge his duties and responsibilities hereunder, or willful action that is materially inconsistent with the terms hereof, or material breach of his fiduciary duties as an officer or as a director of Envirogen, or (ii) gross misconduct that is injurious to Envirogen, or (iii) conviction of a felony. Notwithstanding any other provision of this Agreement, Envirogen shall provide written notice to the Executive of its intent to terminate for Cause and of the specific Cause for termination. Upon the Executive's receipt of such written notice, he shall have ten (10) business days in which to cure, correct or remedy any stated act or omission constituting Cause. If the Executive cures, corrects or remedies such act or omission within such ten (10) business day period to the full satisfaction of the Board of Directors of Envirogen, there shall be no termination for the stated Cause, and this Agreement shall continue in full force and effect according to its terms. During such ten (10) day period following such written notice, the Executive shall have the right to meet with the Board of Directors to state his position with respect to the matters set forth in the notice.

     D.   Termination by the Executive.  The Executive may terminate his
          ----------------------------
employment hereunder for Good Reason. For purposes of this Agreement, "Good Reason" shall mean (A) any removal of the Executive from the position indicated in Section 2 hereof, except in connection with termination of the Executive's employment for incapacity or Cause, or (B) a reduction in the Executive's Base Salary below that set forth in Section 3.A. hereof, or (C) any other action by Envirogen that is in material breach of the terms of this Agreement or (D) an election by the Executive within six (6) months following a "Change in Control." As used herein, the term "Change in Control" shall have the meaning set forth in Appendix I hereto.

     E.   Other Termination.  Envirogen may terminate this Agreement other than
          -----------------
pursuant to Paragraph A, B or C of this Section 6 with the effect set forth in Paragraph C of Section 7.

     F.   Date of Termination; Term of Employment.  The term "Date of
          ---------------------------------------
Termination" shall mean the earlier of (i) the Expiration Date or (ii) if the Executive's employment is terminated (a) by his death, the date of his death, or
(b) for any other reason whether or not specified in this Section 6 or for no reason, the date on which such termination is to be effective pursuant to the notice of termination given by the party terminating the employment relationship. For all purposes of this Agreement, references to the "term" of the Executive's employment hereunder shall mean the period commencing on April 20, 1998 and ending on the Date of Termination.

7.   COMPENSATION UPON TERMINATION.

     A.   Death or Incapacity.  Notwithstanding any other provision of this
          -------------------
Agreement, if the Executive's employment shall be terminated by reason of his death or incapacity, Envirogen shall pay or cause to be paid all sums accrued and unpaid to the Date of Termination under Sections 3.A, 3.C, 3.D and 3.E (in respect of accrued and unused vacation), and a pro rated portion of any bonus which would have been paid to the Executive in respect of the year in which death or incapacity occurs, payable at the time any other bonuses with respect to such year are paid. In the event of the Executive's death, unexpired stock options held at his death shall remain exercisable for such period or periods as are set forth in the plan or plans under which they were granted. In the event of termination by reason of incapacity, Envirogen shall continue to pay the Executive the Base Salary as then in effect for the twelve month period following the Date of Termination and shall, during such same twelve month period, continue in effect all medical and life insurance which was maintained by Envirogen for the benefit of the Executive on the Date of Termination.

     B.   Cause or Executive's Termination other than for Good Reason.
          -----------------------------------------------------------
Notwithstanding any other provision of this Agreement, if Envirogen shall terminate the Executive's Employment for Cause, or if this Agreement shall terminate by reason of the

Executive's determination not to renew or by reason of the Executive's termination of this Agreement other than for Good Reason, Envirogen shall pay Executive all sums accrued and unpaid to the Date of Termination under Sections 3.A, 3.C, 3.D and 3.E (in respect of accrued and unused vacation) and shall permit the Executive to exercise any stock options vested to the Date of Termination to the extent permitted by the terms of such options. Envirogen shall thereafter have no further obligations to the Executive under this Agreement.

     C.   Good Reason or Other Termination.  If Envirogen shall determine not to
          --------------------------------
renew this Agreement on any Expiration Date or shall terminate the Executive's employment pursuant to Paragraph E of Section 6 hereof or if the Executive shall terminate his employment for Good Reason, then Envirogen shall pay to the Executive all sums accrued under Section 3.A, 3.C, 3.D and 3.E hereof through the Date of Termination, and a pro rated portion of any bonus which would have been paid to the Executive in respect of the year in which such termination occurs, payable at the time any other bonuses with respect to such year are paid. In addition, Envirogen shall pay severance pay to Executive, bi-weekly, at a rate equal to Executive's Base Salary as in effect on the Date of Termination, (A) in the case of termination arising from Envirogen's notice of election not to renew, for a period of twelve months following the Expiration Date; (B) in the case of any termination by Envirogen under paragraph E of
Section 6 hereof, for a period of twelve months following the Date of Termination; and (C) in the case of termination by the Executive by reason of paragraph D of Section 6 hereof, for a period of twelve months following the Date of Termination. In addition, if this Agreement is terminated by reason of clause (A), (B) or (C) of the preceding sentence, (X) Envirogen shall continue all medical and life insurance benefits maintained by it for the benefit of the Executive on the Date of Termination for a period of twelve months following the Date of Termination, bearing such portion of the cost thereof as it bore prior to the Date of Termination, and (Y) all options held by the Executive which would vest in the twelve month period following the Date of Termination shall become exercisable on the Date of Termination. In addition, if this Agreement is terminated by the Executive by reason of clause (D) of paragraph D. Section 6, then, subject to the next sentence, during the period commencing twelve months following the Date of Termination and ending twenty-four months following the Date of Termination, Envirogen shall continue to pay, on a bi-weekly basis, the amounts described in the second preceding sentence and provide the benefits provided in clause (X) of the immediately preceding sentence for so long as, (I) during such period, the Executive is unable to obtain satisfactory full-time employment during such period, provided he continuously and diligently seeks the same, and (II) the Executive's termination was a result of the assignment to him, following a Change in Control, without his prior written consent, of duties or responsibilities inconsistent with his positions, duties, responsibilities and status prior to the Change in Control. Anything in this paragraph C of this
Section 7 to the
contrary notwithstanding, in the event this Agreement is terminated by the Executive by reason of clause (D) of paragraph D. of Section 6 on or before April 16, 2001, and the sum of the aggregate of the salary continuation payments and the value of the accelerated options which would be payable under this paragraph C of the Section 7 would result in the inability of Envirogen to deduct any such amounts so paid from its taxable income for federal income tax purposes by reason of the provisions of Section 280G of the Internal Revenue Code of 1986, as amended, or under any provision successor thereto, and the regulations of the Internal Revenue Service thereunder, then the aggregate of such salary continuation payments and other payments or benefits in the nature of compensation (including the value of accelerated options) shall be reduced by the minimum amount as may be necessary so that all such amounts shall be eligible for deduction by Envirogen from its taxable income for federal income tax purposes. The payments provided for in this paragraph under the circumstances set forth in this paragraph shall constitute the sole obligation of Envirogen to the Executive for any termination of Employment referred to in this paragraph.

8. BINDING AGREEMENT. This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. This Agreement shall inure to the benefit of Envirogen and its corporate successors and permitted assigns; provided that Envirogen may not assign its rights or obligations hereunder without the prior consent of the Executive. This Agreement and the provisions of Appendix I hereto represent the sole agreements between Envirogen and the Executive relating to the Executive's employment by Envirogen and supersede all prior agreements and communications, oral and written to the extent that they relate to any terms and conditions of the Executive's proposed employment with Envirogen. No provision of this Agreement may be modified, waived, or discharged unless such waiver, modification or discharge is approved by the Board of Directors and agreed to in writing signed by the Executive and such officer as may be specifically authorized by the Board of Directors. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

9. EFFECTIVE DATE AND EFFECTIVENESS. This Agreement shall take effect as of the date hereof.

10. NOTICES. For all purposes of this Agreement, notices and all other communications to either party hereunder provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed, in the case of Envirogen, to the Chairman of the Board of Directors of Envirogen at the principal place of business of Envirogen, or in the case of the Executive, to the Executive at his principal residence address as on file with Envirogen at the time such notice is given; or to such other address as either party shall designate by giving like notice of such change to the other party.

11. ARBITRATION; INJUNCTION. Subject to the provisions of the last sentence of this Section 11, any disputes or controversies arising with respect to the provisions or operation of this Agreement shall be settled by binding arbitration by a single arbitrator in Philadelphia, Pennsylvania, under the employment dispute rules of the American Arbitration Association then in effect. Judgment on the award may be entered in any court of competent jurisdiction. In the event that the Executive is the prevailing party in any such proceeding, Envirogen shall pay the reasonable fees of the Executive's counsel. Anything in the foregoing to the contrary notwithstanding, the Executive acknowledges and agrees that, because Envirogen's legal remedies would be inadequate in the event of a breach of, or other failure to perform, any of the covenants and agreements set forth in Sections 4 and 5 hereof by the Executive, Envirogen may, in addition to obtaining any other remedy or relief available to it under this
Section 11 (including without limitation damages at law), enforce the provisions of said Sections 4 and 5 by injunction and other equitable relief in any court of competent jurisdiction.

12. SHARE PURCHASE. Not later than May 1, 1998, the Executive shall purchase from Envirogen, and Envirogen shall issue and sell to the Executive, 500,000 shares of Envirogen Common Stock at a purchase price of $1.25 per share. The Executive represents to Envirogen that he is acquiring such shares for investment and without a view to the distribution thereof. Coincident with such purchase, the Executive and Envirogen shall execute and deliver a Registration Rights Agreement with respect to such shares in the form of Appendix II hereto.

13. INDEMNIFICATION; INSURANCE. Envirogen shall indemnify the Executive to the extent set forth in the By-Laws of Envirogen as in effect from time to time. Envirogen shall use its best efforts to maintain a level of directors and officers liability insurance equivalent to that in effect on the date hereof.

14. MISCELLANEOUS. Executive acknowledges that amounts which become payable hereunder will be subject to withholding to the extent provided in the Internal Revenue Code of 1986 and analogous provisions of state and local law. The validity, interpretation, construction and performance of this Agreement shall be governed by the domestic substantive laws of the State of New Jersey without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

15. VALIDITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect, and in the event that any provision hereof shall be determined to be invalid or unenforceable for any reason, such provision shall be construed by limiting it so as to be valid and enforceable to the fullest extent compatible with and possible under applicable law.

16. COUNTERPARTS. This Agreement may be executed in any one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands, as of the date first above written.

                                      ENVIROGEN, INC.


                                      By: /s/ MARK J. MATEN
                                         ---------------------------------------
                                         Mark J. Maten
                                         Vice President of Finance and
                                         Chief Financial Officer



                                      /s/ ROBERT S. HILLAS
                                      ------------------------------------------
                                      ROBERT S. HILLAS

                                   APPENDIX I


          "Change in Control" shall mean:

          (A) The acquisition by any person, entity or "group" required to file a Schedule 13D or Schedule 14D-1 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") (excluding, for this purpose, Envirogen, its subsidiaries, any current stockholder of Envirogen with beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 5% of the outstanding shares of Envirogen common stock or any employee benefit plan of Envirogen or its subsidiaries which acquires beneficial ownership of voting securities of Envirogen) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of (X) with the affirmative consent or approval of the Board of Directors of Envirogen, 51% or more, or (Y) without the affirmative consent or approval of a majority of those members of the Board of Directors of Envirogen who are members of the "Incumbent Board", as that term is defined in Clause (B) hereof, 35% or more, of, in either case, (i) the then outstanding shares of common stock or (ii) the combined voting power of Envirogen's then outstanding voting securities entitled to vote generally in the election of directors; or

          (B) The election or appointment to the Board of Directors, or resignation of or removal from the Board of Directors, of directors by virtue of which the individuals who as of the date hereof constituted the Board of Directors (the "Incumbent Board") no longer constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the date hereof whose appointment, election, or nomination for election by Envirogen's stockholders, was nominated by or approved by a vote of at least a majority of the Incumbent Board (other than an appointment, election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of Envirogen, as such terms are used in Rule 14a-1 promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

          (C) Approval by the stockholders of Envirogen of: (i) a reorganization, merger or consolidation by reason of which persons who were the stockholders of Envirogen immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 51% of the combined voting power of the reorganized, merged or consolidated company's then outstanding voting securities entitled to vote generally in the election of directors, or (ii) a liquidation or dissolution of Envirogen or the sale, transfer, lease or other disposition of all or substantially all of the assets of Envirogen (whether such assets are held directly or indirectly).

                                                                     APPENDIX II
                                                                     -----------

                                ENVIROGEN, INC.

                         REGISTRATION RIGHTS AGREEMENT



          REGISTRATION RIGHTS AGREEMENT, dated as of April ___, 1998, among Robert S. Hillas ("Investor") and Envirogen, Inc., a Delaware corporation (the "Company").

                                R E C I T A L S
                                - - - - - - - -

          WHEREAS, Investor has agreed, pursuant to Section 12 of the Employment Agreement, dated as of April 15, 1998, between Investor and the Company (the "Employment Agreement"), to purchase 500,000 shares (the "Shares") of the common stock, par value $0.01 per share, of the Company (the "Common Stock") at the aggregate cash purchase price of $625,000; and

          WHEREAS, the Company has agreed, as a condition precedent to Investor's purchase of the Shares pursuant to the Employment Agreement, to grant Investor certain registration rights; and

          WHEREAS, Investor and the Company desire to define the registration rights of Investor on the terms and subject to the conditions herein set forth.

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

          1.   DEFINITIONS
               -----------

          As used in this Agreement, the following terms have the respective meaning set forth below:

          Commission:  shall mean the Securities and Exchange Commission or any
          ----------
other federal agency at the time administering the Securities Act;

          Exchange Act:  shall mean the Securities Exchange Act of 1934, as
          ------------
amended;

          Holder:  shall mean any holder of Registrable Securities;
          ------

          Person:  shall mean an individual, partnership, joint stock company,
          ------
corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

          register, registered and registration:  shall mean to a registration
          --------  ----------     ------------
effected by preparing and filing a registration statement in compliance with the Securities Act (and any post effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

          Registrable Securities:  shall mean the Shares and any Common Stock
          ----------------------
issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares;

          Registration Expenses:  shall mean all expenses incurred by the
          ---------------------
Company in compliance with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and expenses of one counsel for all the Holders in an amount not to exceed $15,000 in connection with an underwritten transaction or $5,000 in connection with a non-underwritten transaction, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

          Security, Securities:  shall have the meaning set forth in Section
          --------------------
2(1) of the Securities Act;

          Securities Act:  shall mean the Securities Act of 1933, as amended;
          --------------
and

          Selling Expenses:  shall mean all underwriting discounts and selling
          ----------------
commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders other than fees and expenses of one counsel for all the Holders in an amount not to exceed $15,000 in connection with an underwritten transaction or $5,000 in connection with a non-underwritten transaction.

          2.   REGISTRATION RIGHTS
               -------------------

               (a)  Shelf Registration.
                    ------------------

               (i) On or before December 31, 1998, the Company shall file with the Commission, and shall use its reasonable best efforts to cause to be declared effective as soon as practicable thereafter, a registration statement pursuant to Rule 415 under the Securities Act (a "Shelf Registration Statement") relating to the offer and sale of Registrable Securities by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement.

          (ii) The Company shall supplement or amend, if necessary, the Shelf Registration Statement as required by the applicable registration form or by the Securities Act or the rules and regulations promulgated thereunder or as reasonably requested by the Holders of a majority of the Registrable Securities (the "Majority Holders"), and the Company shall furnish to the holders of the Registrable Securities to which the Shelf Registration Statement relates copies of any such supplement or amendment prior to its being used and/or filed with the Commission.

          (b)  Expenses of Registration.  All Registration Expenses incurred in
               ------------------------
connection with any registration, qualification or compliance pursuant to this
Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

          (c)  Registration Procedures.  In connection with the Shelf
               -----------------------
Registration Statement filed pursuant to this Section 2, the Company will keep the Holders, as applicable, advised in writing as to the initiation of such registration and as to the completion thereof. Subject to Section 2(g) hereof, at its expense, the Company will, as expeditiously as possible:

          (i) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement or as may be reasonably requested by the Majority Holders, until such time (x) as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (y) as set forth in Section 2(h) hereof;

          (ii) use its best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and
     (z) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (ii) be obligated to be so qualified, subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

               (iii) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

               (iv) promptly notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not mis leading, in the light of the circumstances under which they were made, and at the request of any such Holder promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (v) furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (1) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in such registration, addressed to the underwriters and to the Holders participating in such registration and (2) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in such registration, addressed to the underwriters, and if permitted by applicable accounting standards, to the Holders participating in such registration; and

               (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to each Holder of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus.

         Notwithstanding the foregoing, if any such registration or comparable statement refers to any Holder by name or otherwise as the holder of any securities of the Company and in its sole and exclusive judgment such Holder is or might be deemed to be a controlling person of the Company, such Holder shall have the right to require the insertion therein of language, in form and substance reasonably satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company.

               (d)   Indemnification.
                     ---------------

               (i) The Company will indemnify each of the Holders, as applicable, each of its officers, directors and partners, and each person controlling each of the Holders, with respect to the registration which has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors and partners, and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to
             --------
     the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or underwriter and stated to be specifically for use therein.

               (ii) Each of the Holders severally will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter and each of their officers, directors, and partners against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in such registration statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however,
                                                           --------  -------
     that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein.

               (iii) Each party entitled to indemnification under this Section 2(d) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided
                                                                      --------
     that counsel for
     the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party, provided that in such event the Indemnifying Party shall not be responsible for the fees of more than one counsel (plus one local counsel) to the Indemnified Parties), and provided further that the failure of any Indemnified Party to give notice
     -------- -------
     as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

               (iv) If the indemnification provided for in this Section 2(d) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or present such statement or omission.

               (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

               (vi) The foregoing indemnity agreement of the Company and the Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of (i) any underwriter if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act and (ii) any Holder if the loss, claim, liability or damage relates to a transaction pursuant to which shares of Common Stock were not distributed pursuant to an underwritten offering and if a copy of the Final Prospectus was furnished to the Holder and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

               (e)   Information by the Holders.  Each of the Holders holding
                     --------------------------
securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2.

               (f)   Rule 144 Reporting.
                     ------------------

               With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

               (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144");

               (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (iii) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

               (g)    Holdback Periods.  Notwithstanding anything in this
                      ----------------
Agreement to the contrary if (i) the Company shall determine in good faith that it would be significantly disadvantageous to the Company and its stockholders for any such Shelf Registration Statement to be amended or supplemented, and
(ii) the need for such an amendment or supplement is not caused by a proposed public offering of any securities of the Company by any of its securityholders (other than an offering made pursuant to a registration on Form S-8), the Company may defer such amending or supplementing of such Shelf Registration Statement for not more than 60 days and in such event, upon appropriate notice to the Holders, the Holders shall be required to discontinue disposition of any Registrable Securities covered by such Shelf Registration Statement during such period; provided, however, that this right may not be exercised by the Company
        --------  -------
more than once in any twelve-month period.

               (h)    Termination.  The registration rights set forth in this
                      -----------
Section 2 shall not be available to any Holder if, in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Holder could be sold in any 90-day period pursuant to Rule 144 under the Securities Act (without giving effect to the provisions of Rule 144(k)). Upon termination of such registration rights in accordance with this Section 2(h), the obligations of the Company to continue the effectiveness of the Shelf Registration Statement shall terminate.

          3.   MISCELLANEOUS
               -------------

               (a)    Directly or Indirectly.  Where any provision in this
                      ----------------------
Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

               (b)    Governing Law.  This Agreement shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

               (c)    Section Headings.  The headings of the sections and
                      ----------------
subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

               (d)    Notices.
                      -------

               (i) All communications under this Agreement shall be in writing and shall be delivered by hand or mailed by overnight courier or by registered or certified mail, postage prepaid:

                      (A) if to the Company, at 4100 Quakerbridge Road, Lawrenceville, NJ 08648, Attention: Corporate Secretary, or at such other address as it may have furnished in writing to Investor;

                      (B) if to Investor, at 148 Lambert Drive, Princeton, NJ 08540, or at such other address as Investor may have furnished to the Company in writing.

               (ii) Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

               (e)    Reproduction of Documents.  This Agreement and all
                      -------------------------
documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by Investor by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and Investor may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by Investor in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

               (f)    Successors and Assigns.  This Agreement shall inure to the
                      ----------------------
benefit of and be binding upon the successors and assigns of each of the parties.

               (g)    Entire Agreement: Amendment and Waiver.  This Agreement
                      --------------------------------------
constitutes the entire understanding of the parties hereto and supersedes all prior understanding among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Holders holding a majority of the then outstanding Registrable Securities.

          (h) Severability.  In the event that any part or parts of this
              ------------
Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

          (i) Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

               IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


                                    ENVIROGEN, INC.


                                    By:
                                       ----------------------------------------
                                       Mark J. Maten
                                       Vice President of Finance and
                                       Chief Financial Officer

                                    INVESTOR:



                                    -------------------------------------------
                                    Robert S. Hillas